Exhibit 99.2

This presentation contains certain “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995, such as statements regarding the Company’s expected financial performance, including revenue growth, adjusted EPS, and adjusted free cash flow, expansion of market share for the Company’s Invest for Growth brands, the Company’s investment in digital, product development and marketing initiatives, the Company’s focus on development of professional marketing, the Company’s ability to execute on the DenTek growth strategy, and the Company’s ability to de-lever and increase M&A capacity. Words such as “trend,” “continue,” “will,” “expect,” “project,” “anticipate,” “likely,” “estimate,” “may,” “should,” “could,” “would,” and similar expressions identify forward-looking statements. Such forward- looking statements represent the Company’s expectations and beliefs and involve a number of known and unknown risks, uncertainties and other factors that may cause actual results to differ materially from those expressed or implied by such forward-looking statements. These factors include, among others, general economic and business conditions, regulatory matters, competitive pressures, the impact of the Company’s digital, product development and marketing initiatives, supplier issues, unexpected costs, and other risks set forth in Part I, Item 1A. Risk Factors in the Company’s Annual Report on Form 10-K for the year ended March 31, 2016 and in Part II, Item 1A. Risk Factors in the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2016. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date this presentation. Except to the extent required by applicable law, the Company undertakes no obligation to update any forward-looking statement contained in this presentation, whether as a result of new information, future events, or otherwise. All adjusted GAAP numbers presented are footnoted and reconciled to their closest GAAP measurement in the attached reconciliation schedule and in our earnings release in the “About Non-GAAP Financial Measures” section.

Agenda for Today's Discussion I. Performance Highlights II. Financial Oueruiew Ill. FY 17 Outloo� and the Road Ahead Second �u arter FY 17 Results 3

I. Performance Highlights Dramamine· Co 41BM#@R+ Cli!Gr eyes® MONISTAT� � (§$1,ffl Debrox�

Another Strong Financial Performance in Second Quarter FY 17

Revenue of $215.1 million, up 4.4% versus Q2 FY 16

Revenue growth of +0.9%[1] for Invest for Growth* portfolio lagged consumption growth of 1.5% primarily at top 5 customers

Adjusted EPS of $0.63[2], up 5.0% versus Q2 FY 16

Adjusted Free Cash Flow of $49.4 million[2], up 6.9% versus Q2 FY 16

Total debt paydown of $100.5 million including proceeds from asset sales

* Invest for Growth portfolio comprised of Core OTC brands and International; reported on a constant currency basis. Core OTC brands reflect: Monistat (after Q2 FY 16), BC/Goody's, Clear Eyes, Dramamine, Debrox, Chloraseptic, Luden's, Little Remedies, Compound W, Nix (after Q2 FY 16), Beano, Efferdent and The Doctor's IRI multi-outlet + C-Store retail dollar sales for relevant period. International includes Canadian consumption for leading retailers, and Australia/ROW shipment data as a proxy for consumption.

Second Quarter FY 17 Results

PrestigeBrands 5

Q2 FY 17 Performance Highlights: Continuing to Deliver Against Strategy

Demonstrated Portfolio Growth	▪ Q2 Revenue of $215.1 million, up 4.4% versus PY Q2 – Organic growth of (0.6%)[(1)] on a constant currency basis as top 5 retailers reduced inventory levels in the quarter – Revenue growth of +0.9%[(1)] for Invest for Growth* portfolio – DenTek contributed $17.2 million of revenue during the quarter, continuing its strong growth ▪ Q2 consumption growth for Invest for Growth* portfolio of 1.5% outpaced revenue growth – Consumption growth in-line with category† ▪ International revenue up 8.9% in Q2 with particular strength in Care Pharma – Revenue in Australia up 8.0% in Q2, and up 6.2% in 1H FY 17
Strong Margins and FCF	▪ Gross Margin of 57.6% in line with Q1 and expectations ▪ Adjusted EPS of $0.63[(2)], up 5.0% versus the PY Q2 ▪ Strong Adjusted Free Cash Flow of $49.4 million[(2)], above the PY Q2 of $46.2 million – Leverage of 4.5x[(3)] compared to 5.0x at the beginning of FY 17
M&A	▪ Focus on enhancing and executing marketing plans for DenTek ▪ Successfully completed transition of three brands divested in July from Manage for Cash portfolio – Accelerated de-leveraging in first half, building meaningful M&A capacity

* Invest for Growth portfolio is comprised of Core OTC brands and International; reported on a constant currency basis. (See slide 5 for additional details.)
† IRI MULO period ending 10-2-16.

Second Quarter FY 17 Results

PrestigeBrands 6

Invest for Growth portfolio is comprised of Core OTC brands and International; reported on a costant currency basis. (See slide 5 for additional details.)*

Source: Data reflects retail dollar sales percentage growth versus prior period for consumption growth and organic revenue growth. FY 15 and FY 16 data shown as previously presented for Core OTC. Q1 and Q2 FY 17 data for Invest for Growth portfolio comprised of Core OTC brands and International. (See slide 5 for additional details.) FY 15 4.1% 8.3% 3.3% 1.5% 3.5% 5.9% 4.4% 0.9% FY 16 Q1 * * Q2 FY 17 1H: 2.4% 1H: 2.6%

Q2 FY 17 Shipments Impacted by U.S. Retailer Inventory Reductions

Top 5 Customers Shipments vs Consumption



Shipments > Consumption
Consumption > Shipments
$1.0
$0.9
$0.9
($2.8)
($4.3)
($8.2)
Q1
Q2
Q3
Q4
Q1
Q2
FY 16
FY 17

Source: IRI MULO period ending 10-2-16.

Comments

- Shipments to five largest mass and drug accounts have lagged consumption over the last six quarters as retailers continue to manage inventory levels
- In Q2 FY 17 alone, consumption in these accounts outpaced shipments by over $8.2 million
- Adjusted for this difference, organic revenue growth for Q2 FY 17 on a constant currency basis would have been +3.5%

Second Quarter FY 17 Results

PrestigeBrands 9

Expand Domestic And Int’l Distribution  Develop Alternate Channels and E-commerce  Increase Shelf Presence in UK and Germany Use Digital To Drive Brand Awareness  Target High Value Consumers  Leverage Scale to Drive Efficiencies Dental Professional Marketing  Secure the Hygienist Recommendation  Increase Sampling to Drive Trial Grow The Category  New Category and Consumer Insights  Build Basket with Shopper Insights Innovate With New Products  Pipeline to Deliver Top and Bottom Line Growth  Consumer Insight Innovation

Source: IRI MULO period ending 10-2-16.  Expanding Product Offerings: New Nix Ultra kills a resistant form of Lice called “Super Lice”  Innovative Marketing: Nix partnered with Google and IRI to develop the first ever Lice Tracker. Now consumers and Healthcare Professionals can get real-time information on lice outbreaks  Digital Consumer Advertising: The first place consumers go to get information is on line. Nix’s new advertising campaign will reach consumers with information where and when they need it  Strong Results: Latest 12 weeks consumption +53% and gained 7.1% ppts. market share

Dramamine· II. Financial Oueruiew Co 41BM#@R+ Cli!Gr eyes® MONISTAT� � (§$1,ffl Debrox�

 Solid overall financial performance in the quarter − Revenue of $215.1 million, an increase of 4.4% − Adjusted EPS of $0.63(2), up 5.0% − Adjusted Free Cash Flow of $49.4 million(2), an increase of 6.9% $215.1 $78.1 $49.4 $206.1 $75.6 $46.2 Total Revenue Adjusted EBITDA Adjusted EPS Adjusted Free Cash Flow Q2 FY 17 Q2 FY 16 4.4% 3.3% 5.0% 6.9% $0.63 $0.60 (2) (2) (2) Dollar values in millions, except per share data.

 Revenue growth of +4.4% – Organic growth of (0.6%) excluding the impact of Fx(1) – DenTek contributed $17.2 million of revenue during the quarter  Gross Margin of 57.6%  A&P 13.3% of Revenue, $0.7 million more than Q2 FY 16  Adjusted EBITDA Margin of 36.3%(2)  Adjusted Net Income +6.2%(2) over Q2 FY 16, ahead of topline growth Dollar values in millions, except per share data. (2) (2) (2) (2) Q2 FY 17 Q2 FY 16 % Chg Q2 FY 17 Q2 FY 16 % Chg Total Revenue 215.1$ 206.1$ 4.4% 424.6$ 398.2$ 6.6% Gross Margin 124.0 119.9 3.4% 245.6 232.2 5.8% % Margin 57.6% 58.2% 57.8% 58.3% A&P 28.6 27.9 2.5% 56.2 54.3 3.5% % Total Revenue 13.3% 13.5% 13.2% 13.6% Adjusted G&A 17.3 16.5 4.9% 34.6 32.6 6.0% % Total Revenue 8.0% 8.0% 8.1% 8.2% Adjusted EBITDA 78.1$ 75.6$ 3.3% 154.7$ 145.2$ 6.5% % Margin 36.3% 36.7% 36.4% 36.5% Adjusted Net Income 33.8$ 31.8$ 6.2% 65.2$ 59.2$ 10.1% Adjusted Earnings Per Share 0.63$ 0.60$ 5.0% 1.22$ 1.12$ 8.9%

 Net Debt at 9/30/16 of $1,472 million comprised of: – Cash on hand of $30 million – $752 million of term loan and revolver – $750 million of bonds  Leverage ratio(3) of 4.5x – Leverage below prior year level of 5.0x, including acquisition of DenTek in Q4 FY 16 Dollar values in millions. * 1H FY 17 increase in Other Non-Cash Operating Items reflects Q1 FY 17 after tax loss of approximately $35 million related to divestitures. (4) (2) Three Months Ended Six Months Ended Q2 FY 17 Q2 FY 16 Q2 FY 17 Q2 FY 16 Net Income - As Reported 32.2$ 31.8$ 26.7$ 58.0$ Depreciation & Amortization 6.0 5.7 12.8 11.4 Other Non-Cash Operating Items 3.6 14.4 53.5 31.5 Working Capital 7.7 (4.8) 7.2 (10.3) Operating Cash Flow 49.5$ 47.1$ 100.3$ 90.6$ Additions to Proper y and Equipment (0.5) (0.9) (1.4) (1.7) Payments Associ ted with M&A 0.4 - 0.7 - Adjusted Free Cash Flow 49.4$ 46.2$ 99.6$ 88.9$ *

Ill. FY 17 Outlook and the Road Ahead Dramamine· Co 41BM#@R+ Cli!Gr eyes® MONISTAT� � (§$1,ffl Go!'!1f.!-'!!ne Debrox· Ca re na

 Revenue growth of +4% to +6% — 1H +5.0% to +7.0% — 2H +2.5% to +4.5% — Organic growth of +1.5% to +2.0%  Revenue growth of +4.5% to +6.0% — 1H Actual +6.6% — No change — Continuing to expect organic growth of 1.5% to 2.0% in 2H  Adjusted EPS +6% to +9% ($2.30 to $2.36)(5)  No change  Adjusted Free Cash Flow of $185 million(6) or more  No change

 Portfolio of recognizable brands in attractive consumer health industry  Established expertise in brand- building and product innovation  Demonstrated ability to gain market share long-term  Target revenue contribution from Core OTC and International brands from ~80% to ~85%  Strong and consistent cash flow driven by industry leading EBITDA margins, capital-lite business model & significant benefit of deferred taxes  Rapid deleveraging allows for expanded acquisition capacity and continued investment in brand building  Non-core brands’ contribution to cash flow  Debt repayment reduces cash interest expense and adds to EPS  Demonstrated track record of 7 acquisitions during the past 6 years  Effective consolidation platform positioned for consistent pipeline of opportunities  Proven ability to source from varied sellers  Fragmented industry and acquisition activity creates a consistent pipeline of opportunity

Care Second Qu arter FY 17 Results �,.

(1) Organic Revenue Growth on a constant currency basis is a Non-GAAP financial measure and is reconciled to its most closely related GAAP financial measure in our earnings release in the “About Non-GAAP Financial Measures” section. (2) Adjusted G&A, Adjusted EBITDA, Adjusted EBITDA Margin, Adjusted Net Income, Adjusted EPS, Adjusted Free Cash Flow are Non-GAAP financial measures and are reconciled to their most closely related GAAP financial measures in the attached Reconciliation Schedules and in our earnings release in the “About Non-GAAP Financial Measures” section. (3) Leverage ratio reflects net debt / covenant defined EBITDA. (4) Operating cash flow is equal to GAAP net cash provided by operating activities. (5) Adjusted EPS for FY 17 is a projected Non-GAAP financial measure, is reconciled to projected GAAP EPS in our earnings release in the “About Non-GAAP Financial Measures” section and is calculated based on projected GAAP EPS of $1.55 to $1.61 plus $0.08 of costs associated with DenTek integration plus $0.67 of costs associated with the loss on sale of assets, resulting in $2.30 to $2.36. (6) Adjusted Free Cash Flow for FY 17 is a projected Non-GAAP financial measure, is reconciled to projected GAAP Net Cash Provided by Operating Activities in our earnings release in the “About Non-GAAP Financial Measures” section and is calculated based on projected Net Cash Provided by Operating Activities of $191 million less projected capital expenditures of $4 million plus payments associated with acquisitions of $3 million.

Three Months Ended Sept. 30, Six Months Ended Sept. 30, 2016 2015 2016 2015 (In Thousands) GAAP Total Revenues $ 215,052 $ 206,065 $ 424,627 $ 398,197 Adjustments: DenTek revenues (17,214) - (33,841) - Revenues associated with divested brands - (6,922) - (6,922) Total adjustments (17,214) (6,922) (33,841) (6,922) Non-GAAP Organic Revenues 197,838 199,143 390,786 391,275 Organic Revenue Growth (Decline) (0.7%) (0.1%) Impact of foreign currency exchange rates (76) (905) Non-GAAP Organic Revenues on a constant currency basis $ 197,838 $ 199,067 $ 390,786 $ 390,370 Constant Currency Organic Revenue Growth (0.6%) 0.1%

Three Months Ended Sept. 30, Six Months Ended Sept. 30, 2016 2015 2016 2015 (In Thousands) GAAP General and Administrative Expense $ 18,795 $ 16,462 $ 38,252 $ 34,051 Adjustments: Costs Associated with CEO transition - - - 1,406 Legal and professional fees associated with acquisitions and divestitures 101 - 585 - Integration, transition and other costs associated with acquisitions and divestitures 1,420 - 3,061 - Total adjustments 1,521 - 3,646 1,406 Non-GAAP Adjusted General and Administrative Expense $ 17,274 $ 16,462 $ 34,606 $ 32,645 Non-GAAP Adjusted General and Administrative Expense Percentage 8.0% 8.0% 8.1% 8.2%

Three Months Ended Sept. 30, Six Months Ended Sept. 30, 2016 2015 2016 2015 (In Thousands) GAAP Net (Loss) Income $ 32,195 $ 31,803 $ 26,664 $ 57,976 Interest expense, net 20,830 20,667 41,957 42,551 (Benefit) provision for income taxes 18,033 17,428 14,651 31,425 Depreciation and amortization 6,016 5,687 12,848 11,407 Non-GAAP EBITDA 77,074 75,585 96,120 143,359 Adjustments: Costs associated with CEO transitions - - - 1,406 Legal and professional fees associated with acquisitions and divestitures 101 - 585 - Integration, transition and other costs associated with acquisitions and divestitures 1,420 - 3,061 - Loss on extinguishment of debt - - - 451 (Gain) loss on sale of assets (496) - 54,957 - Total adjustments 1,025 - 58,603 1,857 Non-GAAP Adjusted EBITDA $ 78,099 $ 75,585 $ 154,723 $ 145,216 Non-GAAP Adjusted EBITDA Margin 36.3% 36.7% 36.4% 36.5%

Three Months Ended Sept. 30, Six Months Ended Sept. 30, 2016 2015 2016 2015 Net Income EPS Net Income EPS Net Income EPS Net Income EPS (In Thousands) GAAP Net Income $ 32,195 $ 0.60 $ 31,803 $ 0.60 $ 26,664 $ 0.50 $ 57,976 $ 1.09 Adjustments: Costs associated with CEO transition - - - - - - 1,406 0.03 Legal and professional fees associated with acquisitions and divestitures 101 - - - 585 0.01 - - Integration, transition and other costs associated with acquisitions and divestitures 1,420 0.03 - - 3,061 0.06 - Accelerated amortization of debt origination costs due to sale of assets 1,131 0.02 - - 1,131 0.02 - Loss on extinguishment of debt - - - - - - 451 0.01 (Gain) loss on sale of assets (496) (0.01) - - 54,957 1.03 - - Tax impact of adjustments (566) (0.01) - - (21,224) (0.40) (657) (0.01) Total Adjustments 1,590 0.03 - - 38,510 0.72 1,200 0.03 Non-GAAP Adjusted Net Income and Adjusted EPS $ 33,785 $ 0.63 $ 31,803 $ 0.60 $ 65,174 $ 1.22 $ 59,176 $ 1.12

Three Months Ended Sept. 30, Six Months Ended Sept. 30, 2016 2015 2016 2015 (In Thousands) GAAP Net (Loss) Income $ 32,195 $ 31,803 $ 26,664 $ 57,976 Adjustments: Adjustments to reconcile net (loss) income to net cash provided by operating activities as shown in the Statement of Cash Flows 9,592 20,040 66,388 42,896 Changes in operating assets and liabilities, net of effects from acquisitions as shown in the Statement of Cash Flows 7,744 (4,774) 7,230 (10,282) Total Adjustments 17,336 15,266 73,618 32,614 GAAP Net cash provided by operating activities 49,531 47,069 100,282 90,590 Purchase of property and equipment (509) (903) (1,404) (1,683) Non-GAAP Free Cash Flow 49,022 46,166 98,878 88,907 Integration, transition and other payments associated with acquisitions and divestitures 352 - 683 - Non-GAAP Adjusted Free Cash Flow $ 49,374 $ 46,166 $ 99,561 $ 88,907

2017 Projected EPS Low High Projected FY'17 GAAP EPS $ 1.55 $ 1.61 Adjustments: Costs associated with DenTek integration 0.08 0.08 Loss on sale of assets 0.67 0.67 Total Adjustments 0.75 0.75 Projected Non-GAAP Adjusted EPS $ 2.30 $ 2.36 2017 Projected Free Cash Flow (In millions) Projected FY'17 GAAP Net Cash provided by operating activities $ 191 Additions to property and equipment for cash (4) Projected Non-GAAP Free Cash Flow 187 Payments associated with acquisitions 3 Adjusted Non-GAAP Projected Free Cash Flow 190